Quarterly Report
September 30, 2023
MFS®  Utilities Series
MFS® Variable Insurance Trust
VUF-Q3

Portfolio of Investments
9/30/23 (unaudited)
The Portfolio of Investments is a complete list of all securities owned by your fund. It is categorized by broad-based asset classes.
Issuer	Shares/Par	Value ($)
Common Stocks – 97.3%
Energy - Renewables – 4.4%
AES Corp.	504,489	$7,668,233
EDP Renovaveis S.A.	1,848,105	30,231,867
Orsted A/S	134,251	7,309,075
		$45,209,175
Natural Gas - Distribution – 2.6%
Atmos Energy Corp.	148,509	$15,731,557
China Resources Gas Group Ltd.	1,774,300	5,199,904
Southwest Gas Holdings, Inc.	96,685	5,840,741
		$26,772,202
Telecommunications - Wireless – 6.8%
Cellnex Telecom S.A.	842,540	$29,296,297
Rogers Communications, Inc., “B”	277,281	10,646,202
SBA Communications Corp., REIT	130,229	26,067,939
Vodafone Group PLC	3,284,505	3,067,042
		$69,077,480
Telephone Services – 0.6%
Hellenic Telecommunications Organization S.A.	409,842	$5,988,282
Utilities - Electric Power – 81.1%
Alliant Energy Corp.	548,694	$26,584,224
Ameren Corp.	448,380	33,552,274
American Electric Power Co., Inc.	361,994	27,229,188
CenterPoint Energy, Inc.	327,301	8,788,032
CLP Holdings Ltd.	900,500	6,663,812
Constellation Energy	294,323	32,104,753
Dominion Energy, Inc.	1,283,048	57,313,754
DTE Energy Co.	439,759	43,659,274
E.ON SE	1,474,576	17,460,751
Edison International	593,805	37,581,919
Enel S.p.A.	3,699,656	22,701,944
Energias de Portugal S.A.	3,259,279	13,562,956
Energisa S.A., IEU	550,800	5,122,778
Equatorial Energia S.A.	829,200	5,288,747
Evergy, Inc.	417,633	21,173,993
Exelon Corp.	431,260	16,297,317
Iberdrola S.A.	730,907	8,160,882
National Grid PLC	1,494,498	17,839,445
NextEra Energy, Inc.	1,912,368	109,559,563
PG&E Corp. (a)	3,943,312	63,605,623
Pinnacle West Capital Corp.	223,757	16,486,416
Portland General Electric Co.	308,925	12,505,284
PPL Corp.	1,427,502	33,631,947
Public Service Enterprise Group, Inc.	272,967	15,534,552
RWE AG	936,871	34,816,319
Sempra Energy	608,830	41,418,705
Southern Co.	777,852	50,342,581
SSE PLC	1,120,046	21,947,137
Xcel Energy, Inc.	468,573	26,811,747
		$827,745,917

Portfolio of Investments (unaudited) – continued
Issuer	Shares/Par	Value ($)
Common Stocks – continued
Utilities - Water – 1.8%
United Utilities Group PLC	311,634	$3,593,382
Veolia Environnement S.A.	501,315	14,503,109
		$18,096,491
Total Common Stocks		$992,889,547
Convertible Preferred Stocks – 0.7%
Utilities - Electric Power – 0.7%
AES Corp., 6.875%	124,791	$7,612,251
Investment Companies (h) – 0.7%
Money Market Funds – 0.7%
MFS Institutional Money Market Portfolio, 5.4% (v)	7,482,949	$7,484,446

Other Assets, Less Liabilities – 1.3%		12,997,570
Net Assets – 100.0%		$1,020,983,814
(a)	Non-income producing security.
(h)	An affiliated issuer, which may be considered one in which the fund owns 5% or more of the outstanding voting securities, or a company which is under common control. At period end, the aggregate values of the fund's investments in affiliated issuers and in unaffiliated issuers were $7,484,446 and $1,000,501,798, respectively.
(v)	Affiliated issuer that is available only to investment companies managed by MFS. The rate quoted for the MFS Institutional Money Market Portfolio is the annualized seven-day yield of the fund at period end.
The following abbreviations are used in this report and are defined:
IEU	International Equity Unit
REIT	Real Estate Investment Trust
Abbreviations indicate amounts shown in currencies other than the U.S. dollar. All amounts are stated in U.S. dollars unless otherwise indicated. A list of abbreviations is shown below:
CAD	Canadian Dollar
EUR	Euro
GBP	British Pound
Derivative Contracts at 9/30/23
Forward Foreign Currency Exchange Contracts
Currency Purchased		Currency Sold		Counterparty	Settlement Date	Unrealized Appreciation (Depreciation)
Asset Derivatives
USD	660,776	CAD	872,963	Citibank N.A.	10/20/2023	$17,912
USD	7,228,426	CAD	9,518,699	HSBC Bank	10/20/2023	218,701
USD	24,212	CAD	32,791	NatWest Markets PLC	10/20/2023	65
USD	30,262	CAD	40,987	State Street Bank Corp.	10/20/2023	78
USD	443,762	EUR	416,115	State Street Bank Corp.	10/20/2023	3,518
USD	149,251,294	EUR	132,178,229	UBS AG	10/20/2023	9,408,589
USD	409,971	GBP	324,125	Brown Brothers Harriman	10/20/2023	14,465
USD	112,782	GBP	87,681	HSBC Bank	10/20/2023	5,791
USD	992,834	GBP	778,771	Morgan Stanley Capital Services, Inc.	10/20/2023	42,559
USD	104,380	GBP	81,934	NatWest Markets PLC	10/20/2023	4,403
USD	33,157,349	GBP	25,702,372	State Street Bank Corp.	10/20/2023	1,794,656
USD	144,987	GBP	113,994	UBS AG	10/20/2023	5,888
						$11,516,625
Liability Derivatives
CAD	3,876	USD	2,947	Brown Brothers Harriman	10/20/2023	$(92)
CAD	921,636	USD	679,422	State Street Bank Corp.	10/20/2023	(715)

Portfolio of Investments (unaudited) – continued

Forward Foreign Currency Exchange Contracts − continued
Currency Purchased		Currency Sold		Counterparty	Settlement Date	Unrealized Appreciation (Depreciation)
Liability Derivatives − continued
EUR	10,683,691	USD	11,767,697	BNP Paribas S.A.	10/20/2023	$(464,502)
EUR	197,255	USD	217,322	Citibank N.A.	10/20/2023	(8,629)
EUR	882,045	USD	954,488	HSBC Bank	10/20/2023	(21,296)
EUR	902,417	USD	983,293	Merrill Lynch International	10/20/2023	(28,548)
EUR	2,998,278	USD	3,340,363	Morgan Stanley Capital Services, Inc.	10/20/2023	(168,227)
EUR	1,976,372	USD	2,192,496	State Street Bank Corp.	10/20/2023	(101,523)
GBP	734,554	USD	947,370	BNP Paribas S.A.	10/20/2023	(51,049)
GBP	554,400	USD	691,721	NatWest Markets PLC	10/20/2023	(15,228)
GBP	25,329	USD	32,263	State Street Bank Corp.	10/20/2023	(1,356)
						$(861,165)
See attached supplemental information. For more information see notes to financial statements as disclosed in the most recent semiannual or annual report.

Supplemental Information
9/30/23 (unaudited)
The fund is an investment company and accordingly follows the investment company accounting and reporting guidance of the Financial Accounting Standards Board (FASB) Accounting Standards Codification Topic 946 Financial Services - Investment Companies.
(1) Investment Valuations
Subject to its oversight, the fund's Board of Trustees has delegated primary responsibility for determining or causing to be determined the value of the fund’s investments to MFS as the fund's adviser, pursuant to the fund’s valuation policy and procedures which have been adopted by the adviser and approved by the Board. In accordance with Rule 2a-5 under the Investment Company Act of 1940, the Board of Trustees designated the adviser as the “valuation designee” of the fund. If the adviser, as valuation designee, determines that reliable market quotations are not readily available for an investment, the investment is valued at fair value as determined in good faith by the adviser in accordance with the adviser’s fair valuation policy and procedures.
Under the fund's valuation policy and procedures, equity securities, including restricted equity securities, are generally valued at the last sale or official closing price on their primary market or exchange as provided by a third-party pricing service. Equity securities, for which there were no sales reported that day, are generally valued at the last quoted daily bid quotation on their primary market or exchange as provided by a third-party pricing service. Short-term instruments with a maturity at issuance of 60 days or less may be valued at amortized cost, which approximates market value. Forward foreign currency exchange contracts are generally valued at the mean of bid and asked prices for the time period interpolated from rates provided by a third-party pricing service for proximate time periods. Open-end investment companies are generally valued at net asset value per share. The values of foreign securities and other assets and liabilities expressed in foreign currencies are converted to U.S. dollars using the mean of bid and asked prices for rates provided by a third-party pricing service.
Under the fund’s valuation policy and procedures, market quotations are not considered to be readily available for debt instruments, floating rate loans, and many types of derivatives. These investments are generally valued at fair value based on information from third-party pricing services or otherwise determined by the adviser in accordance with the adviser’s fair valuation policy and procedures. Securities and other assets generally valued on the basis of information from a third-party pricing service may also be valued at a broker/dealer bid quotation. In determining values, third-party pricing services can utilize both transaction data and market information such as yield, quality, coupon rate, maturity, type of issue, trading characteristics, spreads and other market data. An investment may also be valued at fair value if the adviser determines that the investment’s value has been materially affected by events occurring after the close of the exchange or market on which the investment is principally traded (such as foreign exchange or market) and prior to the determination of the fund’s net asset value, or after the halt of trading of a specific security where trading does not resume prior to the close of the exchange or market on which the security is principally traded. Events that occur after foreign markets close (such as developments in foreign markets and significant movements in the U.S. markets) and prior to the determination of the fund’s net asset value may be deemed to have a material effect on the value of securities traded in foreign markets. Accordingly, the fund’s foreign equity securities may often be valued at fair value. The adviser generally relies on third-party pricing services or other information (such as the correlation with price movements of similar securities in the same or other markets; the type, cost and investment characteristics of the security; the business and financial condition of the issuer; and trading and other market data) to assist in determining whether to fair value and at what value to fair value an investment. The value of an investment for purposes of calculating the fund’s net asset value can differ depending on the source and method used to determine value. When fair valuation is used, the value of an investment used to determine the fund’s net asset value may differ from quoted or published prices for the same investment. There can be no assurance that the fund could obtain the fair value assigned to an investment if it were to sell the investment at the same time at which the fund determines its net asset value per share.
Various inputs are used in determining the value of the fund's assets or liabilities. These inputs are categorized into three broad levels. In certain cases, the inputs used to measure fair value may fall into different levels of the fair value hierarchy. In such cases, an investment's level within the fair value hierarchy is based on the lowest level of input that is significant to the fair value measurement. The fund's assessment of the significance of a particular input to the fair value measurement in its entirety requires judgment, and considers factors specific to the investment. Level 1 includes unadjusted quoted prices in active markets for identical assets or liabilities. Level 2 includes other significant observable market-based inputs (including quoted prices for similar securities, interest rates, prepayment speed, and credit risk).

Supplemental Information (unaudited) – continued
Level 3 includes significant unobservable inputs, which may include the adviser's own assumptions in determining the fair value of investments. Other financial instruments are derivative instruments, such as forward foreign currency exchange contracts. The following is a summary of the levels used as of September 30, 2023 in valuing the fund's assets and liabilities:
Financial Instruments	Level 1	Level 2	Level 3	Total
Equity Securities:
United States	$737,101,867	$—	$—	$737,101,867
Germany	52,277,070	—	—	52,277,070
United Kingdom	—	46,447,006	—	46,447,006
Portugal	13,562,956	30,231,867	—	43,794,823
Spain	—	37,457,179	—	37,457,179
Italy	—	22,701,944	—	22,701,944
France	—	14,503,109	—	14,503,109
Canada	10,646,202	—	—	10,646,202
Brazil	10,411,525	—	—	10,411,525
Other Countries	17,851,998	7,309,075	—	25,161,073
Mutual Funds	7,484,446	—	—	7,484,446
Total	$849,336,064	$158,650,180	$—	$1,007,986,244
Other Financial Instruments
Forward Foreign Currency Exchange Contracts – Assets	$—	$11,516,625	$—	$11,516,625
Forward Foreign Currency Exchange Contracts – Liabilities	—	(861,165)	—	(861,165)
For further information regarding security characteristics, see the Portfolio of Investments.
(2) Investments in Affiliated Issuers
An affiliated issuer may be considered one in which the fund owns 5% or more of the outstanding voting securities, or a company which is under common control. For the purposes of this report, the following were affiliated issuers:
Affiliated Issuers	Beginning Value	Purchases	Sales Proceeds	Realized Gain (Loss)	Change in Unrealized Appreciation or Depreciation	Ending Value
MFS Institutional Money Market Portfolio	$15,431,494	$136,254,459	$144,202,858	$2,816	$(1,465)	$7,484,446
Affiliated Issuers	Dividend Income	Capital Gain Distributions
MFS Institutional Money Market Portfolio	$315,802	$—
(3) Issuer Country Weightings
Issuer country weighting percentages of portfolio holdings based on net assets, as of September 30, 2023, are as follows:
United States	74.2%
Germany	5.1%
United Kingdom	4.5%
Portugal	4.3%
Spain	3.7%
Italy	2.2%
France	1.4%
Canada	1.0%
Brazil	1.0%
Other Countries	2.6%
The issuer country weighting percentages include both accrued interest amounts and the equivalent exposure from any derivative holdings, if applicable.